SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549
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                            FORM 8-K

                         Current Report
   Pursuant to Section 13 or 15(d) of the Securities Exchange
                           Act of 1934


        Date of Report (date of earliest event reported)


                         April 30, 1997


                 HIGHLANDS INSURANCE GROUP, INC.
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     (Exact name of registrant as specified in its charter)


                            Delaware
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         (State or Other Jurisdiction of Incorporation)

     1-14028                            75-2370945
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  (Commission File Number)  (IRS Employee Identification No.)

     10370 Richmond Avenue, Houston, Texas    77042-4123
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    (Address of principal executive offices)  (Zip Code)

                          (713)952-9555
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     Registrant's telephone number, including area code
















ITEM 5.  Other Events

      The registrant, may at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.
    (a) On April 30, 1997, the registrant, Highlands
Insurance Group, Inc. ("Highlands") issued a press release entitled "Highlands Insurance Group, Inc. completes acquisition of VIK Brothers Insurance, Inc."

ITEM 7.

The following exhibit is filed with this report on Form 8-K:

Exhibit 1 - Press release dated April 30, 1997

                         SIGNATURES

      Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          HIGHLANDS INSURANCE GROUP, INC.


May 7, 1997             By:
                              --------------------------
                              Dwayne D. Hallman
                              Vice President and Secretary

                        EXHIBIT INDEX
EXHIBIT NO.1     Press Release of April 30, 1997
Incorporated by Reference

EXHIBIT NO. 1:

FOR IMMEDIATE RELEASE    Contact:     Charles J. Bachand
April 30, 1997                        Vice President
                                      (713) 267-8567
                                      (713) 267-8688 (Facsimile)



                 HIGHLANDS INSURANCE GROUP, INC.
      COMPLETES ACQUISITION OF VIK BROTHERS INSURANCE, INC.


     Houston, Texas - April 30, 1997. . . . . Highlands Insurance
Group, Inc. (Highlands) (NYSE: HIC) today announced that it had completed the acquisition of Vik Brothers Insurance, Inc. of Lawrenceville, New Jersey (VBII) under an amended and restated merger agreement dated as of February 14, 1997. Upon consummation of the merger VBII was renamed American Reliance, Inc.

     The acquisition was financed with a combination of common stock, bank debt, preferred stock and cash. Highlands issued 1,656,780 shares of its common stock in connection with the acquisition, representing 12.6% of Highland's outstanding equity. In addition, Highlands contributed $39 million of capital to VBII's insurance subsidiaries.

     Richard M. Haverland, Chairman and Chief Executive Officer of Highlands, stated, "The acquisition of VBII is an important step in fulfilling our goal of establishing Highlands as a platform for the acquisition of property and casualty companies. The transaction will more than double Highland's premium base and, we believe, will increase shareholder value. We are looking forward to working with the management, agents and insureds of VBII to enhance the success of Highlands and VBII."

     James F. Marino, Chief Operating Officer of VBII, speaking on behalf of VBII's management, stated "We are very pleased to be associated with Highlands and Dick Haverland. Our management team is dedicated to the goal of achieving successful and profitable operations for the benefit of the Highlands Group, of which we are now a member, and the Group's shareholders, policyholders, agents and employees."

     Highlands is an insurance holding company that is primarily engaged in the commercial property and casualty insurance business, specializing in workers' compensation, general liability and other related coverages.